UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 12, 2017 (June 9, 2017)

Lattice Semiconductor Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

111 SW Fifth Ave, Ste 700

Portland, Oregon 97204

(Address of principal executive offices) (Zip Code)

(503) 268-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Amendment of a Material Definitive Agreement.

On June 9, 2017, Lattice Semiconductor Corporation (“Lattice”), Canyon Bridge Acquisition Company, Inc. (“Canyon Bridge”), and Canyon Bridge Merger Sub, Inc. entered into an amendment to the Agreement and Plan of Merger, dated as of November 3, 2016 (the “Merger Agreement”), pursuant to which the parties agreed to withdraw and re-file their joint voluntary notice to the Committee on Foreign Investment in the United States (CFIUS) under the Defense Production Act of 1950, as amended, to allow more time for review and discussion with CFIUS in connection with the proposed merger (the “Merger’) between Lattice and Canyon Bridge Merger Sub, Inc., and agreed to extend the outside date after which the Merger Agreement may be terminated by either Lattice of Canyon Bridge if the Merger has not become effective to September 30, 2017, subject to adjustment as described in the Merger Agreement. The above summary of the amendment to the Merger Agreement is qualified in its entirety by reference to the amendment, which is attached to this Report as Exhibit 2.1 and incorporated in this Item 1.01 by reference.

Item 8.01 Other Events

Lattice and Canyon Bridge Fund I, LP jointly withdrew and then re-filed their joint voluntary notice to CFIUS under the Defense Production Act of 1950, as amended. Once CFIUS accepts the joint voluntary notice, it will commence a new 30-day period, which may be followed by a 45-day investigation period.

Lattice and Canyon Bridge have been and will continue to be actively engaged with CFIUS, and remain fully committed to the Merger, which was approved by the holders of approximately 99.65% of the Lattice shares voted on February 28, 2017. There can be no assurances, however, that CFIUS will ultimately agree that the parties may proceed with the transaction, and, if CFIUS ultimately makes a recommendation to prohibit or suspend the transaction, as to whether the President will decide to prohibit or suspend the transaction.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Exhibit

2.1	Amendment No. 1, dated as of June 9, 2017, to Agreement and Plan of Merger, dated as of November 3, 2016, by and among Lattice Semiconductor Corporation, Canyon Bridge Acquisition Company, Inc., and Canyon Bridge Merger Sub, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Dated: June 12, 2017	By:	/s/ Byron W. Milstead
Name: Byron W. Milstead
Title: Corporate Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit

2.1	Amendment No. 1, dated as of June 9, 2017, to Agreement and Plan of Merger, dated as of November 3, 2016, by and among Lattice Semiconductor Corporation, Canyon Bridge Acquisition Company, Inc., and Canyon Bridge Merger Sub, Inc.